SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : AUGUST 2, 2004

                    COMMISSION  FILE  NO.  000-32885


                          THE EXPERIENTIAL AGENCY, INC.
                          -----------------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





Nevada                                            88-0471263
--------------------------------             ------------------------
(STATE OR OTHER JURISDICTION OF              (IRS EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


            875 North Michigan Avenue, Suite 2626, Chicago, IL 60611

            --------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (312) 397-9100
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


                 308 West Erie, Floor 2, Chicago, Illinois 60610
                 -----------------------------------------------
                                (FORMER ADDRESS)

ITEM  5.   OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

     On August 2, 2004, the Registrant entered into an Asset Purchase Agreement ("Agreement") with Fiori, Inc. ("Fiori"), a floral and event d cor company. The Registrant will purchase all of the assets and assume certain liabilities of Fiori. Included in the Assets purchased by the Registrant were accounts receivable, floral inventory, and glassware. Excluded from sale of assets were insurance policies, claims for tax refunds, employee plans, and all real estate held by Fiori or an affiliated entity. Additionally, the Registrant agreed to assume liabilities of Fiori, including accounts payable, accrued payroll, and customer deposits. The purchase price paid by Registrant under the Agreement was Eight Hundred Thousand (800,000) shares of unregistered common stock, restricted under Rule 144.

ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

1.1     Asset  Purchase  Agreement


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The  Experiential  Agency,  Inc.


August  9,  2004

/s/Frank  Goldstin
------------------
   Frank  Goldstin
   Chief  Executive  Officer

                            ASSET PURCHASE AGREEMENT

     THIS  ASSET  PURCHASE  AGREEMENT (this "Agreement") is made effective as of
                                             ---------
the 2nd day of August, 2004 (the "Effective Date"), by and among Fiori, Inc., an
                                   --------------
Illinois  corporation (being herein referred to as the "Vendor" or "Fiori"), and
                                                        ------
The Experiential Agency, Inc., a Nevada corporation (being herein referred to as "Purchaser"). The Vendor and the Purchaser are collectively referred to herein
 ---------
as  the  "Parties."
          -------


                             PRELIMINARY STATEMENTS
                             ----------------------

A.   The  Vendor  desires  to  sell  and  the   Purchaser  desires  to  purchase
     substantially  all  of the assets and assume certain liabilities of Vendor.

B.   The  Vendor  is  a  provider  of  floral  and  event  d  cor  ("Business").
                                                                   -------------

C. The Vendor owns certain assets relating to the Business as set forth in Alice's Garden Balance Sheet as set forth as Schedule A (the "Assets").
                                                                     -----------

D. The Parties have reached an understanding whereby the Vendor will sell and the Purchaser will purchase Assets from Vendor as well as those liabilities set forth on Schedule B ("Liabilities").
                                   ---------------

E. The Parties mutually desire to set forth in writing all of the terms and conditions whereby the aforementioned purchase and sale of the assets shall take place.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Vendor and the Purchaser do hereby agree as follows:


                                   ARTICLE I.
                                 INTERPRETATION

1.1 The Preliminary Statements, above, shall form an integral part hereof as if recited herein at length.

1.2 Where used herein or in any amendment hereto the following terms shall have the meaning defined in this Section 1.2 unless the context indicates otherwise:

(a) "Accounts Receivable" means all accounts receivable of the Vendor as set forth in Schedule A;

(b)  "Agreement"  means  this  Asset  Purchase  Agreement;

(c)  "Business"  has the meaning assigned thereto in the Preliminary Statements;

(d) "Cash" means all of the Vendor's cash on hand and funds on deposit as set forth in Schedule A;

(e) "Closing" or "Closing Date" means July ___, 2004, or such other date as mutually agreed to in writing by the Parties hereto;

(f) "Computer Peripherals" means the computer peripherals of the Vendor relating to the Business to the extent transferable;

(g) "Computer Software" means the computer software of the Vendor relating to the Business;

(h) "Financial Statements" means the financial statements of the Vendor as set forth in Schedule A;

(i) "Goodwill" means the goodwill of the Vendor relating to the Business, books and records of the Vendor, the right to all telephone, telex and telecopier numbers relating to the Business, all information in the possession of the Vendor relating to the operations of the Business, the exclusive right of the Purchaser to represent itself as carrying on the Business as well as all corporate business opportunities of the Vendor;

(j)  "Inventory"  means  the inventory of the Vendor as set forth in Schedule A;

(k) "Leasehold Improvements" means all leasehold improvements of the Vendor with respect to any and all premises currently being leased by the Vendor;

(l) "Leases" means all of the leases under which the Vendor is currently leasing any premises, wherever situated;

(m) "Loans Receivable" means all loans receivable by the Vendor including all loans due from the Vendor's officers, directors, affiliates or majority shareholders;

(n) "Office Equipment and Furniture" means the office equipment and furniture of the Vendor;

(o) "Prepaid Expenses and Deposits" means all prepaid expenses and deposits of the Vendor;

(p) "Trademarks" means all rights related to the name Alice's Garden, and any and all trademarks, business logos designs and/or corporate identity assets that are owned or in use by the Vendor.

1.3 The following Schedules are incorporated in this Agreement by reference and are deemed to be an integral part hereof:

     Schedule  A  -  Alice's  Garden  Balance  Sheet
     Schedule  B  -  Alice's  Garden  Schedule  of  Liabilities

1.4 The Accounts Receivable, Cash, Computer Hardware, Computer Peripherals, Computer Software, Financial Statements, Goodwill, Inventory, Leasehold Improvements, Leases, Loans Receivable, Office Equipment and Furniture,
Production Equipment, Customer Lists, Fixtures, Books and Records, Permits, Contract Rights, Trade Names, Trademarks, Source Code, Patents, Copyrights,
Prepaid Expenses and Deposits as well as any other assets or liabilities provided for in this Agreement shall be as of the date of Schedule A, dated July 19, 2004.


                                   ARTICLE II.
                    PURCHASE AND SALE OF PROPERTY AND ASSETS

2.1 Subject to the terms and conditions hereof, the Vendor hereby agrees to sell, assign, transfer and deliver, free and clear of all liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description, not excluded below, the Assets to the Purchaser and the Purchaser hereby agrees to purchase the Assets from the Vendor.

2.2 Assets excluded from sale will be insurance policies, claims for tax refunds, employee plans (or interests therein) and all real estate either held by Vendor or an affiliated entity.

2.3 The Assets purchased will be approved by the Purchaser and will be based on the Vendor's balance sheet dated July 19, 2004, and attached hereto as Schedule A.

2.4 The purchase price payable to the Vendor for the Assets ("Purchase Price") shall be Eight Hundred Thousand shares (800,000) of Purchaser's unregistered common stock ("Shares"). The Shares shall be restricted under Rule 144.

2.5 The Purchaser will assume certain of the liabilities of Vendor, as listed on the Schedule of Liabilities, attached as Schedule B. The Purchaser and the Vendor hereby agree that the Purchaser shall not assume and shall not be liable for any liabilities of the Vendor not listed on Schedule B. Notwithstanding the foregoing, if, by mutual agreement of the Parties, the Purchaser assumes any liabilities of the Vendor, then the amount of any such assumed liabilities shall be set off against the Purchase Price. The Vendor hereby expressly agrees to indemnify and save harmless the Purchaser from all of its obligations, commitments and undertakings.

2.6 At Closing, the Vendor shall (1) deliver to the Purchaser a general conveyance of the Assets and all other deeds of conveyance, bills of sale, transfer and assignment, consents and any other documents duly executed, in form and content satisfactory to the Purchaser, appropriate to effectively vest good and marketable title to the Assets free and clear of all encumbrances and immediately registerable in all places where registration of such instruments is necessary or desirable duly endorsed for transfer of the Assets to the Purchaser; (2) deliver possession of the Assets to the Purchaser; and (3) deliver to Purchaser certified copies of resolutions of the shareholders and directors of the Vendor authorizing the transfers contemplated hereby.

2.7 On Closing, the Purchaser shall deliver to the Vendor the Purchase Price as set forth in Section 2.4, above.


                                  ARTICLE III.
                              ASSIGNMENT OF LEASES

3.1 Subject to the Purchaser's approval and acceptance, the Purchaser will assume and agree to perform Vendor's leases and Vendor will assign all of its right, title and interest in all Leases to Purchaser.

3.2 In consideration therefore, the Purchaser hereby undertakes to discharge, perform and fulfill all obligations, commitments and engagements of the Vendor entered into in connection with said Leases and to indemnify and save the Vendor harmless with respect to same.


                                   ARTICLE IV.
             COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE VENDOR

     The Vendor covenants, represents and warrants as follows to the Purchaser and acknowledges and confirms that the Purchaser is relying on such covenants, representations and warranties in connection with the purchase of the Assets:

4.1 The Vendor is a company duly organized, validly existing, and in good standing under the laws of the State of Illinois and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on the Business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on the Business, there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the Business requires qualification.

4.2 All of the Assets are owned solely and unconditionally by the Vendor and the Vendor has good, valid and marketable title thereto, free and clear of all hypothecs, pledges, mortgages, liens, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or however arising except for those charges disclosed to the Purchaser or created by operation of law alone;

4.3 No person, firm or corporation has any written or oral agreement, option, understanding or commitment, or any right or privilege capable of becoming an agreement, for the purchase from the Vendor of any of the Assets;

4.4 The execution, delivery and carrying out of this Agreement by the Vendor will not violate any provision of law, the Vendor's Certificate of Incorporation or its Bylaws, and will not conflict with or result in any breach of any of the terms, conditions or provisions of or constitute a default pursuant to any instrument or agreement to which the Vendor is a party or by which the Vendor is bound;

4.5 The Vendor has full corporate power, capacity and authority to enter into, and to carry out and perform its obligations under this Agreement and any agreements contemplated hereby. The Vendor has taken all action required by law, its Certificate of Incorporation, its Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and the Vendor has full power, authority, and legal right and has taken all action required by law, its Certificate of Incorporation, Bylaws, or otherwise, including all approvals and consents, necessary in order to effect the transactions contemplated hereby.

4.6 All of the Accounts Receivable are bona fide, result from the ordinary course of business, have been properly recorded in the ordinary course of business, and are good and collectible in full when due without any discount, setoff or counterclaim, in amounts equal to not less than the aggregate face amounts thereof.

4.7 All inventories have been accumulated in the ordinary course, are in good and marketable condition save and except such reserves for damages as are reflected in the Financial Statements.

4.8 Between the date of the Acquisition Letter of Intent (July 20, 2004) and execution of this Agreement, Vendor shall not have sold, pledged, liquidated, or disposed of any asset out of the ordinary course of business without notifying the Purchaser, if that disposition is of any single asset greater then US $5,000 or an aggregate of assets is in an amount greater then US $5,000.

4.9 Any announcement or press or news release by Vendor or its shareholders, employees, officers, directors, or agents made prior to or after Closing shall be reviewed and approved in writing by the Purchaser prior to its release, subject to any requirement of law.

4.10 Vendor shall be responsible for any all costs (including but not limited to attorney's fees, settlement amounts, arbitration amounts, court decrees, judgments or the like) and shall indemnify Vendor against any litigation, actions, claims, suits, legal administration or arbitratorial proceedings existing or pending with Vendor prior to Closing.

4.11 Vendor agrees that the information supplied to Purchaser prior to the acquisition letter of intent, regarding the Vendor's assets including (a) the Vendor's financial projections prepared by seller; (b) the historical unaudited balance sheets, and income statements for the fiscal years ended 2002 and 2003; and (c) the quarterly financial statements provided, was accurate.

4.12 Vendor agrees that no material adverse change, as determined by the Purchaser in its reasonable discretion, in the assets or the liabilities of the Vendor or in the Vendor's business, financial condition or prospects shall have occurred, other then changes that have been communicated to Purchaser on or prior to the date of this Agreement.

4.13 Prior to Closing this Agreement, Vendor shall have received all necessary corporate approvals approving this Agreement and the transactions contemplated pursuant to this Agreement.

4.14 This Agreement shall have received the necessary consents or approvals from third parties, including any governmental approvals, and any necessary governmental filings shall have been made prior to Closing.

4.15 In the event that the this Agreement is terminated due to a material misrepresentation or material omission of information known to Vendor or any of their representatives then Vendor shall be responsible and shall reimburse Purchaser for all expenses incurred by Purchaser prior to such termination.

4.16 The Vendor acknowledges that the Shares will be restricted securities under the Securities Act of 1933 (the "Securities Act"), will be issued pursuant
                                        -------------
to an exemption from registration requirements of the Securities Act pursuant to
Section 4(2) of the Securities Act and will be endorsed with a legend in a form substantially similar to the following:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED WITHOUT EITHER: i) REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR ii) SUBMISSION TO THE CORPORATION OF AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION THAT SAID SHARES AND THE TRANSFER THEREOF ARE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS."

The Vendor represents to the Purchaser that the Vendor is acquiring the Shares for investment purposes and not with a view to resale or distribution.


                                   ARTICLE V.
           COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser covenants, represents and warrants as follows to the Vendor and acknowledges and confirms that the Vendor is relying on such covenants, representations and warranties in connection with the sale of the Assets:

5.1 The Purchaser is a company duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets, to carry on its business in all material respects as it is now being conducted, and except where failure to be so qualified would not have a material adverse effect on its business, there is no jurisdiction in which it is not qualified in which the character and location of the assets
owned  by  it  or  the  nature  of  the  business  transacted   by  it  requires
qualification.

5.2 The execution, delivery and carrying out of this Agreement by the Purchaser will not violate any provision of law or the Purchaser's Articles of Incorporation as amended or Bylaws, and will not conflict with or result in any breach of any of the terms, conditions or provisions of or constitute a default pursuant to any instrument or agreement to which the Purchaser is a party or by which the Purchaser is bound.

5.3 The Purchaser has full corporate power, capacity and authority to enter into, and to carry out and perform its obligations under this Agreement and any agreements contemplated hereby. The Purchaser has taken all action required by law, its Articles of Incorporation as amended, its Bylaws, or otherwise to authorize the execution and delivery of this Agreement, and the Purchaser has full power, authority, and legal right and has taken all action required by law, its Articles of incorporation as amended, Bylaws, or otherwise, including all approvals and consents, necessary in order to effect the transactions contemplated hereby.

5.4 This Agreement shall have received the necessary consents or approvals from third parties, including any governmental approvals, and any necessary governmental filings shall have been made prior to Closing.

5.5 Assets purchased by Purchaser will be based on the balance sheet dated July 19, 2004, and shall be reviewed by a certified public accounting firm selected by Purchaser to conduct accounting due diligence, whose fees and expenses shall be paid by Purchaser.

5.6 Prior to closing this Agreement shall have received approval of Purchaser's board of directors.

5.7 At Closing Purchaser shall have entered into a lease of the Vendor's business premises on terms satisfactory to Purchaser and premises owner.

5.8 At Closing, subject to the Purchaser's approval and acceptance, the Purchaser will assume and agree to perform all of the Vendor's executory contracts, leases, and employee benefit plans that the Purchaser determines are necessary for the operation of the Vendor's business and specifically assumes under this Agreement.

5.9 The Purchaser retains the right, in its sole discretion, to bring in any partners or co-investors to consummate the transaction contemplated herein.

                                   ARTICLE VI.
                               EMPLOYMENT  MATTERS

6.1 The Vendor is not a party to and does not have, in effect or to become effective after the date of this Agreement, any oral or written (1) employment agreement or collective bargaining agreement; (2) contract for employment or compensation arrangement with any officer, director or employee; (3) consulting agreement ; or (4) agreement or arrangement that provides for bonus, cash or deferred compensation, severance pay, medical, health or hospitalization benefits, pension, profit sharing, thrift or retirement benefits, stock options, employee stock ownership, life or group insurance, death or welfare benefits, incentives, vacation pay, sick leave, a cafeteria plan, so-called "golden parachute" payments, disability benefits or an employee trust.

6.2 Members of management who enter into new employment agreements within the two (2) months proceeding the execution of this Agreement shall be under contract for no less then thirty-six (36) months and be reasonably acceptable to Purchaser and Vendor's management. Other than Management, the Vendor and Purchaser hereby agree that the Purchaser shall not assume and shall not be liable for any obligations of the Vendor towards the Vendor's current employees or persons who were employees of the Vendor prior to the Closing and that all salaries, bonuses, commissions and other emoluments or other payments of any kind or description due to the Vendor's employees prior to the Closing, will be paid by the Vendor to the total exoneration of the Purchaser.


                                  ARTICLE VII.
                                 INDEMNIFICATION

7.1 The Vendor hereby undertakes and agrees to indemnify the Purchaser and save it harmless from and against any claims, actions or suits which may be made or instituted against the Purchaser, and from and against any and all damages or losses suffered by the Purchaser by reason of or arising from the breach of any obligation of the Vendor under this Agreement, or any incorrectness in, or breach of, any covenant, representation or warranty made by the Vendor in this Agreement.

7.2 The Purchaser hereby undertakes and agrees to indemnify the Vendor and save it harmless from and against any claims, actions or suits which may be made or instituted against the Vendor, and from and against any and all damages or losses suffered by the Vendor by reason of or arising from the breach of any obligation of the Purchaser under this Agreement, or any incorrectness in, or breach of, any covenant, representation or warranty made by the Purchaser in this Agreement.


                                 ARTICLE  VIII.
                                  MISCELLANEOUS

8.1 The representations, warranties and covenants contained herein and the documents submitted pursuant to or in connection with the transactions herein provided shall survive the Closing of the purchase and sale of the Assets and, notwithstanding such Closing and regardless of any investigations by or on behalf of any of the Parties with respect thereto, shall continue in full force and effect for the benefit of the respective Parties.

8.2 Each party shall bear and pay its own respective fees, costs, and expenses incurred in connection with the negotiation, preparation and execution of the Agreement and/or its consummation, the registering of any documents pursuant to the transactions hereunder, and preparation and production of all documents required to be delivered by either party at Closing.

8.3 This Agreement, including the Schedules annexed hereto, constitutes the entire Agreement between the Parties and may not be amended or modified in any respect except by written instrument signed by the Parties.

8.4 This Agreement is personal to the Parties and may not be assigned, transferred or otherwise disposed of to any other party.

8.5 This Agreement shall ensure to the benefit of and be binding upon the Parties and their respective administrators and successors.

8.6 In the event that any of the warranties, representations or covenants or any portion of them contained in this Agreement are unenforceable or are declared invalid for any reason whatsoever, such unenforceability or invalidity shall not affect the enforceability or validity of the remaining terms or portions thereof contained in this Agreement.

8.7 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

8.8 The division of this Agreement into articles, sections, subsections, paragraphs and schedules, the use of headings or the provision of a table of contents are for convenience of reference only and should not affect the interpretation or construction of this Agreement.

8.9 The singular shall include the plural where indicated by the context and all words and personal pronouns relating thereto shall be read and construed so as to give them proper meaning within the context in which they are used.

8.10     This  Agreement  may  be  executed  in  one  or  more  counterparts.

8.11 For purposes of this Agreement, a faxed signature shall constitute a original signature.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement on the date first hereinabove mentioned.


                                    "VENDOR"

                                     FIORI, INC.

                                     /s/ Estelle Pizzo
                                     -------------------------------------
                                     Estelle  Pizzo
                                     President



                                     "PURCHASER"

                                     THE  EXPERIENTIAL  AGENCY,  INC.

                                     /s/ Frank Goldstin
                                     -------------------------------------
                                     Frank  Goldstin
                                     CEO


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